UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2021

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
TransDigm Group Incorporated (“TransDigm Group” or the "Company") is filing this Amendment No. 1 to Form 8-K (“Form 8-K/A”) solely to amend the classification of reported events to be disclosed under Item 8.01 of Form 8-K. The reported events were originally disclosed under Item 2.01 of Form 8-K (“Original Form 8-K"), and press release attached in Exhibit 99.1, dated and filed with the United States Securities and Exchange Commission on January 5, 2021.

Item 7.01.	Regulation FD Disclosure.
On January 5, 2021, TransDigm Group Incorporated (“TransDigm Group” or the "Company") issued a press release regarding its acquisition of Cobham Aero Connectivity (“CAC”) described below under Item 8.01. A copy of the press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to Item 7.01.
The information in this Item 8.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Item 8.01.	Other Events.
On January 5, 2021, the Company has completed substantially all of its acquisition of CAC. The acquisition of CAC for an aggregate purchase price of $965 million (including tax benefits to be realized by TransDigm Group) was previously announced on November 24, 2020. The acquisition was financed through cash on hand.
Cobham Aero Connectivity is headquartered in Marlow, UK. CAC is a leading provider of highly engineered antennas and radios for the aerospace end market. The products are primarily proprietary with significant aftermarket content and have a strong presence across major defense platforms as well as select commercial applications. CAC generated approximately $225 million in revenue for the fiscal year ended December 31, 2020. Nearly 60% of CAC’s revenue is derived from international sales and over 70% of CAC’s revenue comes from the aftermarket. CAC has a strong presence across a diverse range of both helicopters and fixed wing aircraft. CAC operates from two primary facilities in Marlow, UK and Prescott, Arizona and employs approximately 760 people.
A portion of the CAC acquisition representing approximately 2% of the total purchase price remains subject to Finnish regulatory approval and is expected to close in the coming weeks.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release (previously filed)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Michael Lisman
Michael Lisman
Chief Financial Officer (Principal Financial Officer)

Date: January 11, 2021